Due To Trust Account	12 Months Ended
Mar. 31, 2012
Due To Trust Account [Abstract]
Due To Trust Account

11.    DUE TO TRUST ACCOUNT

MUTB holds assets on behalf of its customers in an agent, fiduciary or trust capacity. Such trust account assets are not the MUFG Group's proprietary assets and are managed and accounted for separately.

However, excess cash funds of individual trust accounts are often placed with MUTB which manages the funds together with its own funds in its proprietary account. Due to trust account reflects a temporary placement of the excess funds from individual trust accounts and, in view of the MUFG Group's funding, due to trust account is similar to short-term funding, including demand deposits and other overnight funds purchased. The balance changes in response to the day-to-day changes in the excess funds placed by the trust accounts. A summary of due to trust account transactions for the fiscal years ended March 31, 2010, 2011 and 2012 is as follows:

	2010	2011(1)	2012
	(in millions, except percentages)
Average balance outstanding during the fiscal year	¥1,683,607	¥674,622	¥608,061
Maximum balance at any month-end during the fiscal year	1,795,280	752,244	1,117,699
Weighted average interest rate during the fiscal year	0.36%	0.12%	0.11%

Note

(1)	Effective April 1, 2010, the MUFG Group adopted new guidance that amends the accounting for consolidation of VIEs. As a result, the amount of average balance outstanding, the maximum balance at any month-end and weighted average interest rate during the fiscal year ended March 31, 2011 decreased. See Note 1 for further discussion of the adoption of the new guidance.